INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

Shares		Value ($)
Common Stock — 70.8%
CHEMICALS — 1.5%
356,875	MPM Holdings, Inc. (a)	10,724,094
25,250	Venator Materials (a)	141,905
661,330	Vertellus Specialties Inc. (b)(c)	469,544

		11,335,543

CONSUMER DISCRETIONARY (a) — 0.0%
3,532	K12, Inc.	120,547

ENERGY — 3.7%
336	California Resources (a)	8,639
86,700	Continental Resources, Inc. (a)(d)	3,881,559
9,000	EOG Resources	856,620
368,680	Fieldwood ENERGY LLC	12,903,800
1,644,265	NextDecade Corp. (a)(d)	9,076,343
40	Transocean (a)	348
63,500	Transportadora de Gas del Sur ADR	835,660
30,885	Williams Cos., Inc.	887,017
23,800	YPF ADR (d)	333,438

		28,783,424

FINANCIAL — 5.5%
47,354	American Banknote Corp. (b)	138,747
10,000	Banco Macro SA ADR (a)	457,600
40,000	BBVA Banco Frances ADR	380,400
36,900	CIT Group, Inc.	1,770,093
70,240	Grupo Supervielle SA ADR (d)	427,059
37,199,555	Specialty Financial Products, Ltd. (b)(e)	38,962,814

		42,136,713

GAMING/LEISURE (b)(c)(e) — 0.0%
14	LLV Holdco LLC - Litigation Trust Units	—
26,712	LLV Holdco LLC - Series A, Membership Interest	—
144	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE — 1.6%
1,700	Celgene (a)	160,378
50,000	Paratek Pharmaceuticals, Inc. (a)(d)	268,000
20,400	Patterson Cos., Inc.	445,740
321,944	Portola Pharmaceuticals, Inc. (a)(d)	11,171,457

		12,045,575

HOUSING (b)(c) — 0.0%
368,150	Westgate Investments LLC	—

INDUSTRIALS — 1.6%
593,403	America Airports (a)	4,907,443
215,944	American Airlines Group, Inc.	6,858,381
8	Pendrell Corp. (a)(d)	1,228,000

		12,993,824

INFORMATION TECHNOLOGY — 3.9%
176,900	Applied Materials (d)	7,015,854
1,900	Arista Networks (a)	597,474
78,271	Avaya Holdings Corp. (a)	1,317,301
33,083	CDK Global, Inc.	1,945,942
65,000	Fortinet, Inc. (a)(d)	5,458,050
193,600	Intel Corp.	10,396,320
1	MagnaChip Semiconductor (a)	7

Shares		Value ($)
Common Stock (continued)
INFORMATION TECHNOLOGY (CONTINUED)
38,800	NXP Semiconductors (d)	3,429,532

		30,160,480

MATERIALS — 0.2%
5,750	Huntsman	129,318
11,164	Omnimax International, Inc. (a)(b)(c)	1,363,852

		1,493,170

MEDIA — 3.0%
2,102,020	Gambier Bay LLC (a)(b)(c)(e)	289,028
309,137	Metro-Goldwyn-Mayer, Inc. (f)	22,876,138

		23,165,166

MEDIA AND TELECOMMUNICATIONS (a) — 0.1%
13,722	Loral Space & Communications, Inc.	494,678

METALS & MINERALS (a) — 0.4%
272,400	Loma Negra Cia Industrial Argentina ADR	2,982,780

PHARMACEUTICALS (a) — 1.3%
76,400	Aerie Pharmaceuticals, Inc.	3,629,000
35,988	Collegium Pharmaceutical, Inc.	544,858
184,541	Heron Therapeutics, Inc.	4,510,182
210,000	TG Therapeutics, Inc. (d)	1,688,400

		10,372,440

REAL ESTATE — 36.1%
585,401	Allenby (a)(c)(e)	—
1,875,166	Claymore (a)(c)(e)	2
28,993	Cresud SACIF y A ADR (a)	336,029
11,485,246	Highland Real Estate Capital	35,700,738
5,810	IRSA Inversiones y Representaciones ADR (a)(d)	63,329
1,208	IRSA Propiedades Comerciales Sa ADR (d)	24,764
130,568,803	NexPoint Residential Trust (e)	242,753,519

		278,878,381

REAL ESTATE INVESTMENT TRUST — 3.4%
278,032	Bluerock Residential Growth, Class A , REIT(d)	2,997,185
47,000	Independence Realty Trust, Inc. , REIT	507,130
534,183	Jernigan Capital, Inc. , REIT(d)	11,239,211
79,685	NexPoint Residential Trust, REIT(e)	3,055,123
1,644,786	United Development Funding IV , REIT(a)(d)(e)	8,783,157

		26,581,806

RETAIL — 0.2%
294,500	Barnes & Noble, Inc.	1,599,135

TELECOMMUNICATION SERVICES — 5.0%
10,436	Gray Television, Class A (a)(d)	218,634
17,150	Sinclair Broadcast Group, Class A	659,932
132,801	TerreStar Corporation (a)(b)(c)(e)(f)	37,930,622

		38,809,188

UTILITIES — 3.3%
327,750	Central Puerto Spon ADR	3,012,023
26,220	Entegra TC LLC (b)(c)	—
58,250	Pampa Energia Spon ADR (a)	1,605,952
325,000	PG&E (a)(d)	5,785,000

INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

Shares/Principal Amount ($)		Value ($)
Common Stock (continued)
UTILITIES (CONTINUED)
573,000	Vistra ENERGY Corp. (a)(d)	14,915,190

		25,318,165

	Total Common Stock (Cost $387,830,093)	547,271,015

Preferred Stock — 34.0%
FINANCIAL (g)(h) — 15.8%
14,500	Aberdeen Loan Funding, Ltd. (i)	2,190,225
15,000	Brentwood CLO, Ltd.	6,000,000
39,500	Eastland CLO, Ltd.	18,219,375
7,750	Gleneagles CLO. Ltd. (i)	3,022,500
62,600	Grayson CLO, Ltd. (i)	24,667,530
4,000	Grayson Investors (i)	1,576,200
42,750	Greenbriar CLO, Ltd. (i)	25,436,250
2,500	Liberty CLO, Ltd. (i)	1,062,500
8,500	Red River CLO, Ltd.	2,498,382
10,500	Rockwall CDO, Ltd. (i)	4,305,000
6,000	Southfork CLO, Ltd. (i)	420,000
41,500	Stratford CLO, Ltd. (i)	19,297,500
35,507	Westchester CLO, Ltd. (i)	13,255,947

		121,951,409

REAL ESTATE INVESTMENT TRUST — 18.2%
99,223	Bluerock Residential Growth REIT, Inc., REIT 7.63%	2,480,575
126,816	Bluerock Residential Growth REIT, Inc., REIT, Series D 7.13%	3,068,947
18,508	Creek Pine Holdings, LLC, REIT 10.25%(b)(c)	19,906,095
101,700	Jernigan Capital, Inc., REIT 7.00%(b)(c)	112,839,272
207,195	RAIT FINANCIAL Trust, REIT 7.13%(d)	2,728,534

		141,023,423

	Total Preferred Stock (Cost $295,391,502)	262,974,832

Agency Collateralized Mortgage Obligations — 16.2%
	FREMF Mortgage Trust
76,080,350	Series 2018-KC02, Class C 0.00%, 8/25/2025 (j)	54,321,370
96,460,500	Series 2018-K80, Class D 0.00%, 8/25/2028 (i)(j)	42,732,001
1,040,742,719	Series 2018-K80, Class X2A 0.10%, 8/25/2050 (i)(k)	7,389,273
912,313,822	Series 2018-KC02, Class X2A 0.10%, 7/25/2025 (i)(k)	3,558,024
244,366,905	Series 2018-K80, Class X2B 0.10%, 8/25/2050 (i)(k)	1,686,132
	FREMF Trust
45,871,176	Series 2018-KW04, Class C 0.00%, 12/25/2032 (i)(j)	11,454,032
548,389,965	Series 2018-KW04, Class X2A 0.10%, 9/25/2028 (i)(k)	2,851,628

Principal Amount ($)		Value ($)
Agency Collateralized Mortgage Obligations (continued)
61,162,105	Series 2018-KW04, Class X2B 0.10%, 12/25/2032 (i)(k)	391,437

	Total Agency Collateralized Mortgage Obligations (Cost $117,160,697)	124,870,811

U.S. Senior Loans (l) — 4.8%
CHEMICALS (b)(c) — 0.1%
826,662	Vertellus Holdings LLC Second Lien Term Loan, 1-Week LIBOR + 12.000%, 10/31/21	800,953

COMMUNICATION SERVICES (b) — 2.7%
20,169,265	TerreStar Corporation Term Loan A, cash/0% PIK 02/27/20 (c)	20,149,096
472,955	TerreStar Corporation Term Loan C, cash/0% PIK 02/27/20	472,482

		20,621,578

GAMING/LEISURE (m) — 1.2%
3,883,480	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, 05/30/19	—
8,322,966	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien, 05/30/19 (c)	—
11,343,088	LLV Holdco, LLC, Revolving Exit Loan, 03/03/20 (b)(c)	9,074,471

		9,074,471

METALS & MINERALS (b)(c) — 0.8%
6,397,453	Omnimax International, Inc., Unsecured Term Loan, cash/0% PIK 02/06/21	6,397,453

UTILITIES (n) — 0.0%
92,329,417	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan,	92,329

	Total U.S. Senior Loans (Cost $49,171,674)	36,986,784

Collateralized Loan Obligations — 3.6%
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class SUB 0.00%, 5/1/2027 (i)(o)	2,675,000
14,000,000	Acis CLO, Ltd., Series 2013-1A, Class SUB 0.00%, 4/18/2024 (i)(o)	1,596,000
6,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR LIBOR USD 3 Month+4.750%, 7.49%, 2/1/2026 (i)	5,387,700
5,000,000	Acis CLO, Ltd., Series 2014-3A, Class F VAR ICE LIBOR USD 3 Month+5.600%, 8.34%, 2/1/2026 (i)(o)	4,058,250
2,250,000	ALM VII R-2, Series 2016-7R2A, Class SUBR 0.00%, 10/15/2116 (i)(o)	1,276,650
5,462,500	CIFC Funding 2013-II, Series 2013-2A, Class SUB 0.00%, 10/18/2030 (i)(o)	2,403,500

INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

Principal Amount ($)/Units		Value ($)
Collateralized Loan Obligations (continued)
2,500,000	CIFC Funding 2014, Series 2014-1A, Class SUB 0.00%, 1/18/2031 (i)(o)	1,291,945
3,214,500	CIFC Funding 2014, Series 2014-4RA, Class SUB 0.00%, 10/17/2030 (i)(o)	1,269,728
3,000,000	CIFC Funding, Ltd., Series 2015-1A, Class SUB 0.00%, 1/22/2031 (i)(o)	2,130,000
670,810	Highland Loan Funding, Series 1A 4.84%, 8/1/2019 (b)(g)(i)	502,369
2,650,727	Highland Park CDO I, Ltd., Series 2006-1A, Class A2 VAR LIBOR USD 3 Month+0.400%, 3.05%, 11/25/2051 (g)(i)	2,646,651
5,955,627	THL Credit Wind River 2014-2 CLO, Series 2014-2A, Class SUB 0.00%, 1/15/2031 (i)(o)	2,560,920
1,500,000	Valhalla CLO, Ltd., Series 2004-1A 0.00%, 8/1/2020 (g)(i)(o)	330,000

	Total Collateralized Loan Obligations (Cost $38,770,047)	28,128,713

Sovereign Bonds — 3.5%
	Argentine Republic Government International Bond,
28,000,000	5.25%, 03/31/29	16,275,000
3,700,000	5.88%, 01/11/28	2,849,462
2,000,000	6.88%, 04/22/21	1,831,000
5,000,000	6.88%, 01/11/48	3,693,750
1,000,000	7.13%, 06/28/17	741,125
40,000,000	Provincia de Buenos Aries Argentina, Deposit Rates Badlar Pvt Banks + 3.830%, FRN 05/31/22	884,609
24,085,000	Provincia de Mendoza Argentina, Argentina Deposit Rates Badlar Pvt Banks+4.375%, FRN 06/09/21	521,549

	Total Sovereign Bonds (Cost $34,123,344)	26,796,495

Warrants — 0.3%
ENERGY (a) — 0.0%
4,071	Arch Coal, Inc., Expires 10/09/2023	177,089

GAMING/LEISURE (a)(b)(c)(e) — 0.0%
607	LLV Holdco LLC - Series C, Membership Interest, Expires	—
834	LLV Holdco LLC - Series D, Membership Interest, Expires	—
932	LLV Holdco LLC - Series E, Membership Interest, Expires	—
1,049	LLV Holdco LLC - Series F, Membership Interest, Expires	—
1,189	LLV Holdco LLC - Series G, Membership Interest, Expires	—

		—

Units/Principal Amount ($)		Value ($)
Warrants (continued)
INDUSTRIALS (a) — 0.2%
8,371,900	American Airlines, Expires	1,465,082
346	Omnimax Holdings, Inc., Expires 12/31/2049(b)(c)	42,216

		1,507,298

INFORMATION TECHNOLOGY (a)(m) — 0.1%
179,322	Avaya, Inc., Expires 12/19/2022	593,556

	Total Warrants (Cost $251,697)	2,277,943

Registered Investment Companies (d) — 0.3%
230,968	Dividend and Income Fund, Class Common	2,623,796

	Total Registered Investment Companies (Cost $3,279,746)	2,623,796

Corporate Bonds & Notes — 0.2%
ENERGY (i) — 0.2%
18,439,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (b)(c)(m)	1,272,291
681	Sable Permian Resources LLC/AEPB Finance Corp. 7.38%, 11/01/21	266

		1,272,557

INFORMATION TECHNOLOGY (c)(m) — 0.0%
43,971,250	Avaya, Inc. 10.50%, 03/01/21	—

UTILITIES (m)(n) — 0.0%
	Texas Competitive Electric Holdings Co., LLC
24,000,000	11.50%, 11/01/49	118,800
5,000,000	11.50%, 10/01/20	22,500

		141,300

	Total Corporate Bonds & Notes (Cost $15,889,312)	1,413,857

Rights — 0.2%
UTILITIES — 0.2%
1,618,542	Texas Competitive Electric Holdings Co., LLC	1,224,427
	Total Rights (Cost $5,007,431)	1,224,427

Exchange-Traded Funds — 0.1%
2,925	Direxion Daily Gold Miners Index Bull 3X Shares (d)	57,886
64,300	Global X MLP & ENERGY Infrastructure ETF	848,117

	Total Exchange-Traded Funds (Cost $2,828,886)	906,003

INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

Shares		Value ($)
Foreign Corporate Bonds & Notes — 0.0%
Netherlands (m) — 0.0%
93,180,354	Celtic Pharma Phinco BV, 17.00%,	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Cash Equivalents — 0.5%
Money Market Fund(p) — 0.5%
4,190,116	State Street Institutional U.S. Government Money Market Fund, Premier Class 2.390%	4,190,116

	Total Cash Equivalents (Cost $4,190,116)	4,190,116

Total Investments - 134.5% (Cost $1,267,787,697)		1,039,664,792

Securities Sold Short — (0.3)%
Common Stock — (0.3)%
ENERGY — (0.0)%
(8,451)	ESC Seventy Seven	—

INFORMATION TECHNOLOGY — (0.3)%
(27,450)	Zillow Group, Class A (q)	(938,790)
(36,000)	Zillow Group, Inc., Class C (d)(q)	(1,250,640)

	(Proceeds $2,511,391)	(2,189,430)

	Total Securities Sold Short- (0.3)% (Proceeds $2,511,391)	(2,189,430)

Other Assets & Liabilities, Net - (34.2)%		(264,611,197)

Net Assets - 100.0%		772,864,164

(a)	Non-income producing security.
(b)

Securities with a total aggregate value of $529,065,562, or 68.5% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $210,534,894, or 27.3% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2019. Please see Notes to Investment Portfolio.
(d)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $41,466,466.
(e)	Affiliated issuer. Assets with a total aggregate market value of $331,774,265, or 42.9% of net assets, were affiliated with the Fund as of March 31, 2019.
(f)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stock	12/20/2010	$13,929,926	$22,876,138	3.0%
TerreStar Corporation	Common Stock	11/14/2014	$34,089,464	$37,930,622	4.9%

(g)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(h)	There is currently no rate available.
(i)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At March 31, 2019, these securities amounted to $171,979,363 or 22.3% of net assets.

(j)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(k)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(l)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of March 31, 2019, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.49% and 2.60%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

INVESTMENT PORTFOLIO (unaudited)(continued)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

(m)	The issuer is, or is in danger of being, in default of its payment obligation.
(n)	Represents value held in escrow pending future events. No interest is being accrued.
(o)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect March 31, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.49% and 3 months equal to 2.60%.

(p)	Rate shown is 7 day effective yield.
(q)	No dividend payable on security sold short.

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

Reverse Repurchase Agreements outstanding as of March 31, 2019 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, VAR 3M USD LIBOR+4.750%, 7.49%, 2/1/2026	4.06	3/18/2019	4/18/2019	$5,550,755	6,000,000	(4,109,400)
BNP	Acis CLO, Ltd., Series 2014-3A, Class F, VAR ICE LIBOR USD 3 Month+5.600%, 8.34%, 2/1/2026	4.24	3/18/2019	4/18/2019	4,593,814	5,000,000	(2,944,117)
BNP	Argentine Republic Government International Bond, 5.25%, 03/31/29	3.10	3/13/2019	4/12/2019	4,828,121	8,250,000	(3,611,760)
BNP	Argentine Republic Government International Bond, 5.25%, 03/31/29	3.10	3/19/2019	4/18/2019	9,071,481	15,250,000	(6,786,250)
BNP	Argentine Republic Government International Bond, 5.25%, 03/31/29	3.10	3/19/2019	4/18/2019	2,676,830	4,500,000	(2,002,500)
BNP	Argentine Republic Government International Bond, 5.88%, 01/11/28	3.10	3/18/2019	4/18/2019	2,950,710	3,700,000	(2,413,140)
BNP	Argentine Republic Government International Bond, 6.88%, 01/11/48	3.10	3/21/2019	4/18/2019	3,812,503	5,000,000	(2,852,500)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class D, 0.00%, 8/25/2028	4.06	1/25/2019	4/25/2019	42,980,304	96,460,500	(31,911,328)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class X2A, 0.10%, 8/25/2050	4.06	1/25/2019	4/25/2019	6,790,795	1,041,773,000	(5,038,718)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class X2B, 0.10%, 8/25/2050	4.06	1/25/2019	4/25/2019	1,636,104	244,366,905	(1,214,748)
Mizuho	FREMF Mortgage Trust, Series 2018- KC02, Class C, 0.00%, 8/25/2025	4.06	1/25/2019	4/25/2019	44,868,987	76,080,350	(33,313,607)
Mizuho	FREMF Mortgage Trust, Series 2018- KC02, Class X2A, 0.10%, 7/25/2025	4.06	1/25/2019	4/25/2019	4,645,286	912,966,000	(3,447,363)
Mizuho	FREMF Mortgage Trust, Series 2018- KC02, Class X2B, 0.10%, 8/25/2025	4.06	1/25/2019	4/25/2019	534,586	101,440,350	(396,911)
Mizuho	FREMF Trust, Series 2018-KW04, Class C, 0.00%, 12/25/2032	4.06	1/25/2019	4/25/2019	12,022,399	45,871,176	(8,926,198)
Mizuho	FREMF Trust, Series 2018-KW04, Class X2A, 0.10%, 9/25/2028	4.06	1/25/2019	4/25/2019	3,002,611	550,452,099	(2,222,540)
Mizuho	FREMF Trust, Series 2018-KW04, Class X2B, 0.10%, 12/25/2032	4.06	1/25/2019	4/25/2019	389,232	61,162,105	(288,991)

Total Reverse Repurchase Agreements						$3,178,272,485	(111,480,071)

Foreign Denominated or Domiciled Senior Loans and

Foreign Corporate Bonds & Notes

Industry Concentration Table:

(% of Net Assets)

Utilities	0.2%
Healthcare	—%

0.2%

ADR — American Depositary Receipt
CDO — Collateralized Debt Obligation
CLO — Collateralized Loan Obligation
ETF — Exchange-Traded Fund
MLP — Master Limited Partnership
PIK — Payment-in-Kind

REIT — Real Estate Investment Trust
USD — U.S. Dollar

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

Organization

NexPoint Strategic Opportunities Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the nine months ended March 31, 2019. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

Effective March 19, 2018, the Fund changed its name from NexPoint Credit Strategies Fund. The Fund’s investment objective of providing both current income and capital appreciation remains the same and the Fund will continue to invest in the following categories of instruments: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities; however, the Fund will no longer be required to invest at least 80% of its assets in categories (i)-(iv).

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2019, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, warrants, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s assets as of March 31, 2019 is as follows:

	Total value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stock
Chemicals	$11,335,543	$10,865,999	$—	$469,544
Consumer Discretionary	120,547	120,547	—	—
Energy	28,783,424	28,783,424	—	—
Financial	42,136,713	3,035,152	—	39,101,561
Gaming/Leisure	—	—	—	—
Healthcare	12,045,575	12,045,575	—	—
Housing	—	—	—	—	(1)
Industrials	12,993,824	12,993,824	—	—
Information Technology	30,160,480	30,160,480	—	—
Materials	1,493,170	129,318	—	1,363,852
Media	23,165,166	22,876,138	—	289,028
Media and Telecommunications	494,678	494,678	—	—
Metals & Minerals	2,982,780	2,982,780	—	—
Pharmaceuticals	10,372,440	10,372,440	—	—
Real Estate	278,878,381	424,124	—	278,454,257
Real Estate Investment Trust	26,581,806	26,581,806	—	—
Retail	1,599,135	1,599,135	—	—
Telecommunication Services	38,809,188	878,566	—	37,930,622
Utilities	25,318,165	25,318,165	—	—
Preferred Stock
Financial	121,951,409	—	121,951,409	—
Real Estate Investment Trust	141,023,423	—	8,278,056	132,745,366
Agency Collateralized Mortgage Obligations	124,870,811	—	124,870,811	—
U.S. Senior Loans
Chemicals	800,953	—	—	800,953
Communication Services	20,621,578	—	—	20,621,578
Gaming/Leisure	9,074,471	—	—	9,074,471
Metals & Minerals	6,397,453	—	—	6,397,453

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

Utilities	$92,329	$92,329	$—	$—
Collateralized Loan Obligations	28,128,713	—	27,626,344	502,369
Sovereign Bonds	26,796,495	—	26,796,495	—
Warrants
Energy	177,089	—	177,089	—
Gaming/Leisure	—	—	—	—	(1)
Industrials	1,507,298	1,465,082	—	42,216
Information Technology	593,556	—	593,556	—
Registered Investment Companies	2,623,796	2,623,796	—	—
Corporate Bonds & Notes
Energy	1,272,557	—	266	1,272,291
Information Technology	—	—	—	—
Utilities	141,300	—	141,300	—
Rights
Utilities	1,224,427	1,224,427	—	—
Exchange Traded Funds	906,003	906,003	—	—
Foreign Corporate Bonds & Notes
Healthcare	—	—	—	—
Netherlands	—	—	—	—
Cash Equivalents	4,190,116	4,190,116	—	—

Total Assets	1,039,664,792	200,163,905	310,435,326	529,065,561

Liabilities
Securities Sold Short
Common Stock
Energy	—	—	—	—
Information Technology	(2,189,430)	(2,189,430)	—	—

Total Liabilities	(2,189,430)	(2,189,430)	—	—

Total	$1,037,475,362	$197,974,475	$310,435,326	$529,065,561

(1)	Security with zero value.

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended March 31, 2019.

	Balance as of 12/31/2018	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of March 31, 2019
NexPoint Strategic Opportunities Fund
U.S. Senior Loan	34,722,914	—	—	123,896	—	174,997	1,872,648	—	36,894,455
Corporate Bonds & Notes	1,272,291	—	—	—	—	—	—	—	1,272,291
Warrant	74,290	—	—	—	—	(32,074)	—	—	42,216
Preferred Stock	131,634,714	—	—	—	—	(589,348)	1,700,000	—	132,745,366
Collateralized Loan Obligation	494,320	—	—	—	—	8,049	—	—	502,369
Common Stock	342,711,505	—	—	—	—	(3,562,080)	19,959,439	(1,500,000)	357,608,864

Total	510,910,034	—	—	123,896	—	(4,000,456)	23,532,087	(1,500,000)	529,065,561

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

For the period ended March 31, 2019, $16,938,749 of the Fund’s portfolio investments were transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgements and estimates that are unobservable. Transfers from Level 2 to Level 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 3/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
REIT	$278,454,257	Discounted Cash Flow	Discount Rate	10% - 14%

		Third-Party Valuation	Capitalization Rates	5.70% - 8.75%

Preferred Stock	132,745,366	Discounted Cash Flow	Discount Rate	0.085

			Internal Rate of Return	0.14

		Net Asset Value	N/A	N/A

Common Stock	79,154,607	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.12 - $0.95

			Risk Discount	39.0% - 42.3%

			Multiple of EBITDA	4.5x - 7.75x

			Liquidity Discount	10% - 25%

			Size Adjustment	0.1

		Discounted Cash Flow	Discount Rate	11% - 15%

			Terminal Multiple	6.75x

		Transaction Analysis	Multiple of EBITDA	7.25x - 7.75x

		Net Asset Value	N/A	N/A

U.S. Senior Loans	36,894,455	Discounted Cash Flow	Discount Rate	11.1% - 16.0%

			Spread Adjustment	0.0% - 0.1%

		Adjusted Appraisal	Liquidity Discount	0.1

			Asset Specific Adjustment	0.1

		Debt-Loan Spread	Adjusted Yield	10.23% - 16.10%

			Swap Rate	2.17% - 2.23%

Corporate Bonds and Notes	1,272,291	Liquidation Analysis	Claim Amount: Percent of Par	6.9%

Collateralized Loan Obligation	502,369	Discounted Cash Flow	Discount Rate	0.091

Warrants	42,216	Multiples Analysis	Multiple of EBITDA	6.50x - 7.75x

		Discounted Cash Flow	Discount Rate	11.0% - 13.0%

			Terminal Multiple	6.75x

		Transaction Analysis	Multiple of EBITDA	7.25x - 7.75x

Total	529,065,561

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 16.7% to as high as 80% as of March 31, 2019. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

The significant unobservable input used in the fair value measurement of the Fund’s REIT assets is the capitalization rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s preferred stock asset is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: liquidity discount, asset specific discount, discount rate, spread adjustment, adjusted yield and swap rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, illiquidity discount, size adjustment, discount rate and terminal multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Fund.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of March 31, 2019.

Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2019	Shares at March 31, 2019	Affiliated Income
Majority Owned, Not Consolidated

NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	123,002,415	231,921,053	14,260,000	—	—	(3,427,534)	242,753,519	130,568,803	4,300,770

Specialty Financial Products, Ltd. (Common Stocks)	33,685,010	36,821,085	3,685,000	(1,500,000)	—	(43,271)	38,962,814	37,199,555	—

Other Affiliates

Gambier Bay LLC(1)	2,102,020	241,732	—	—	—	47,296	289,028	2,102,020	—

LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	—	—	—	—	—	—	—	31,481	—

Nexpoint Residential Trust, Inc.		1,368,548	1,546,675	(7,713)	—	147,613	3,055,123	79,685	3,205

TerreStar Corp. (U.S. Senior Loans & Common Stocks)		64,043,708	732,032	—	—	(6,224,328)	58,552,200	20,775,021	539,793

Other Controlled

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2019	NexPoint Strategic Opportunities Fund

Allenby (Common Stocks)	585,895	1	366	—	—	(366)	—	585,401	—

Claymore (Common Stocks)	1,874,553	2	613	—	—	(613)	2	1,875,166	—

Total	89,028,240	$237,614,737	$196,712,177	$(108,549,238)	$—	$11,686,170	$337,463,846	183,261,433	$7,552,512

(1)	Includes the value of iHeart Communications, Inc. bonds as of December 31, 2017 and subsequent activity.

For more information with regard to significant accounting policies, see the most recent semi-annual report filed with the U.S. Securities and Exchange Commission.